Statements of Changes in Net Assets Available for Benefits - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment Income
Net Appreciation in Fair Value of Investments	$ 27,430,840	$ 23,379,760
Investment Interest and Dividends	12,118,444	8,731,540
Net Investment Income	39,549,284	32,111,300
Interest Income From Notes Receivable from Participants	247,150	198,706
Contributions
Participants	13,386,101	13,225,327
Employer	7,058,859	7,055,296
Rollovers	837,523	2,479,217
Total Contributions	21,282,483	22,759,840
Total	61,078,917	55,069,846
Deductions
Benefits Paid to Participants	22,156,676	32,908,119
Administrative Expenses	165,889	166,283
Total	22,322,565	33,074,402
Net Increase	38,756,352	21,995,444
Net Assets Available for Benefits, Beginning of Year	260,904,686	238,909,242
Net Assets Available for Benefits, End of Year	$ 299,661,038	$ 260,904,686